                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William S. Creekmuir, as Chief Financial Officer of Simmons Company (the "Company"), hereby certify that to my knowledge:

         (1) the Company's Quarterly Report on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ William S. Creekmuir

                           William S. Creekmuir

                           Executive Vice President &
                           Chief Financial Officer


August 6, 2002